                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07729

                         Hansberger Institutional Series
               (Exact name of registrant as specified in charter)

                           401 East Las Olas Boulevard
                                   Suite 1700
                         Fort Lauderdale, Florida 33301
               (Address of principal executive offices) (Zip code)

                          J. Christopher Jackson, Esq.
                           401 East Las Olas Boulevard
                                   Suite 1700
                         Fort Lauderdale, Florida 33301
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (954) 522-5150

Date of fiscal year end: December 31

Date of reporting period: January 1, 2005 to June 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

[LOGO]
--------------------------------------------------------------------------------
                                  HANSBERGER
--------------------------------------------------------------------------------
                             INSTITUTIONAL SERIES
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT

June 30, 2005

International Value Fund

Emerging Markets Fund

International Growth Fund

                            LETTER TO SHAREHOLDERS

Hansberger Institutional Series
International Value Fund
Emerging Markets Fund
International Growth Fund

August 15, 2005

Dear Fellow Shareholder:

   While economic and geopolitical issues such as the continued rise in global energy prices, increases in short-term U.S. interest rates, further increases in U.S. real estate prices and a "non" vote on the European Union constitution by the French and Dutch populaces dominated financial headlines during the first six months of the year, the performance of international equity markets was most heavily influenced by a stronger U.S. dollar. In local currency terms, international markets performed well; the MSCI All Country World ex U.S. ("MSCI ACWI ex U.S." or the "Index"), a broad measure of the performance of international stock markets, posted a return of 8.4%. However, the U.S. dollar's gain versus the European euro, British pound and Japanese yen led to a U.S. dollar return of only 0.3% for the Index during this time period.

   While many economists and market commentators viewed the strength of the U.S. dollar as a positive indicator of the perception of the U.S. economy relative to other economies, this perception failed to translate into equity market performance for U.S. equities. Markets instead worried that rising U.S. interest rates, high oil prices and a frothy real estate market might be precursors to slower-than-anticipated economic prospects in the coming months. In a broad sense, international markets outperformed the U.S. market in local currency terms as the MSCI ACWI ex U.S. increased by 8.4% during the first half of the year.

   In the international realm, equity markets were led by a fairly narrow group of countries and sectors, many of which were also strong performers in 2004. From a geographic perspective, Australia and Canada, which together represent roughly 10% of the Index, posted returns of 6.3% and 6.4%, respectively. Interestingly, both of these markets have historically been highly correlated with the performance of basic materials and yet they performed well despite the recent decline in some commodity prices. In Europe and the United Kingdom ("U.K."), the rise of the U.S. dollar vis-a-vis the European euro and British pound provided relief for exporters and led to local currency returns of 10.6% for the MSCI Europe Index (includes the U.K.). All of these gains were wiped out by the strength of the U.S. dollar, however, and for U.S. dollar investors, markets in this region were relatively unchanged during the period.

   Emerging market countries continued to perform well in both local currency and U.S. dollar terms. Historically, rising interest rates and high energy prices would have signaled gloom for the asset class. However, investors continued to be attracted to the strength of many of the economies, positive earnings growth prospects and attractive valuations that emerging market countries continue to offer. During this period, the MSCI Emerging Markets Free Index ("MSCI EM") returned 6.3%.

   Following up on their strong 2004 performances, the Energy and Utilities sectors also continued to be among the best performers in both developed and emerging markets. The MSCI ACWI ex U.S. Energy sector rose by 16.8% and the MSCI EM rose by 21.6% in the first half of the year driven by the continued strength in oil prices. While the gains for utility stocks were more mooted than those for energy, the MSCI ACWI ex U.S. Utilities sector rose by 4.4% during this period and MSCI EM Utilities sector gained more than 12%.

   As you will read in the following pages from each of our investment teams, oil and interest rates are likely to be key factors influencing the performance of markets in the second half of the year. While these issues may present challenges to the performance of equity markets overall, our teams will remain committed to their investment styles and to our belief that stock selection ultimately drives investment performance. Despite the inevitable "noise" that creates short-term fluctuations in equity markets, we believe that our focus on bottom up stock selection will provide investors with positive long-term performance results.

   Thank you for your continued confidence in Hansberger Global Investors.

                                          For Hansberger Global Investors, Inc.
                                          Thomas L. Hansberger, CFA
                                          Chairman and Chief Executive Officer

                                          Ronald W. Holt, Jr., CFA
                                          President

Hansberger Institutional Series
About Your Fund's Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, in the form of purchase fees and redemption fees, as applicable for each Fund; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2005 and held for the entire six-month period.

Based on Actual Fund Return

This section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on Hypothetical Return

This section below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as transaction fees. Therefore, the hypothetical values are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction fees were included, your costs would have been higher.

                                                 Beginning                    Ending      Expenses Paid
                                                  Account                     Account     During Period*
                                                   Value                       Value     January 1, 2005-
                                              January 1, 2005              June 30, 2005  June 30, 2005
                                              ---------------              ------------- ----------------
   Based on Actual Fund Return
   International Value Fund                      $1,000.00                   $  995.60        $4.95
   Emerging Markets Fund                          1,000.00                    1,022.80         6.27
   International Growth Fund                      1,000.00                      999.40         4.96

   Based on Hypothetical Return (5% average annual return before expenses)
   International Value Fund                      $1,000.00                   $1,019.84        $5.01
   Emerging Markets Fund                          1,000.00                    1,018.60         6.26
   International Growth Fund                      1,000.00                    1,019.84         5.01
   ------------------------------------------------------------------------------------------------------

* These calculations are based on expenses incurred in the most recent fiscal half-year. The Funds' annualized six-month expense ratios for that period are: for the International Value Fund 1.00%, the Emerging Markets Fund 1.25% and for the International Growth Fund 1.00%. The dollar amounts shown as "Expenses Paid During Period" are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL VALUE FUND

Market conditions during the six months ended June 30, 2005

   International investors looked beyond the potential impact of rising oil prices on corporate earnings and evidence of slowing economic growth and continued to invest in international equities the first half of 2005, although the strengthening dollar, in general, eroded returns gained in local markets. Year-to-date June 30, 2005, the MSCI ACWI ex U.S. (MSCI All Country World Index ex U.S.) was up 8.4% in local terms but only increased 0.3% in U.S. dollar terms.

   European markets yielded mixed returns during this time period. In local terms, Norway's energy heavy index was up 22.8%. Good returns in Energy stocks in the United Kingdom ("U.K."), Europe's largest market, were partially offset by weaker returns for Financial, Telecommunications and Consumer Discretionary stocks. The latter was not surprising, given a U.K. distributive trades survey which indicated the sharpest slide in U.K. retail sales in 22 years. The MSCI U.K. Index was up only 0.9% in U.S. dollars. Portugal, whose budget deficit is forecasted to reach 6.2% of GDP, was the worst performing of the developed European markets in the first half of 2005, falling 10.9% in U.S. dollar terms. As June neared to a close, Fitch Ratings downgraded its credit rating outlook for both Portugal and Italy. In total the MSCI European Index was up 10.6% in local terms but was unchanged in U.S. dollar terms.

   Despite positive performance by Asia's smaller markets of Australia and Hong Kong, which appreciated 6.3% and 3.5% in U.S. dollar terms respectively, MSCI's Pacific Index dropped 2.9% in U.S. dollar terms. The region's return was muted by the anemic performance of the Japanese market, which in U.S. dollar terms fell by 5.8%. Japan's performance was negatively affected by higher oil prices, political friction with China and a rise in the U.S. dollar versus the Japanese yen. Elsewhere in the world, Canada's Index, over a quarter of which is comprised of energy stocks, was up 6.4% in U.S. dollar terms. In general, the performance of Emerging Markets was additive to international indices. As currencies in many Emerging Markets track that of the U.S. dollar, the positive contribution held for both local and U.S. dollar returns. In U.S. dollar terms, the MSCI Emerging Markets Free Index was up 6.3% for the first half of 2005.

Fund performance during the six months ended June 30, 2005

   The International Value Fund's (the "Fund") performance for the six months ending June 30, 2005 was -0.44% versus the MSCI ACWI ex U.S. return of 0.32%.

   The Fund had disappointing stock selection in the United Kingdom and Pacific Ex Japan regions. The Fund's U.K. stocks were down 3.7% while the MSCI U.K. Index was up 0.9%. The Fund's Pacific ex Japan holdings underperformed the MSCI Pacific ex Japan Index -5.9% to 5.4%.

   Partially offsetting the above, the Fund received a positive return from holding a different mix of currencies than the MSCI ACWI ex U.S. The Fund's overweighting to the Brazilian Real, which was up over 12% versus the U.S. dollar, helped relative performance. Overall, the MSCI ACWI ex U.S. lost over 7% in dollar terms due to its currency exposure.

   From a sector perspective, the Fund's relative return suffered due to an underweighting to the strong performing Energy sector. On the positive side, the performance of the Fund's Information Technology stocks helped the Fund's relative return.

Market Outlook

   As we enter into the second half of 2005 there are several challenges for international investors, such as: volatile oil prices, economic strains in Europe and rising interest rates in the U.S. We remain, however, optimistic on investing in international equities for the long run. For instance, as the second quarter drew to a close, the Financial Times cited data indicating that foreign direct investment in Japan doubled in the year to April 2005 and that Western Europe and China had become more important destinations for business managers than the U.S. The characteristics that attract international direct investment could also be drivers for strategic equity investors.

   For the Fund, our focus remains on selecting stocks that have attractive fundamentals that appear to be temporarily mis-priced. The impact of the individual stocks in which we have invested, however, has lead to some interesting sector and regional weightings. For example, the Fund has a strong weighting in Health Care and Technology, two of the sectors in which we found stocks that in our opinion displayed valuation characteristics unusually attractive relative to their history and also looked compelling based on their earnings potential. In addition, the Fund retains an overweight position in Emerging Markets. While acknowledging that with aggregate measures such as price to book and price to earnings there has been some convergence between Emerging and Developed Markets, we still have found Emerging Market stocks within sectors, such as Energy, or markets, such as Korea, that we believe are trading at valuation discounts to their developed market peers.

   We thank you for the confidence you have placed in the Hansberger Global Investors research team. We look forward to reviewing with you in more detail the complexion and outlook for the International Value Fund.

                                          For the International Value Fund Team
                                          Lauretta A. ("Retz") Reeves, CFA
                                          Chief Investment Officer - Value Team
                                          Hansberger Global Investors, Inc.

               Change in value of a $1,000,000 Investment in the
                International Value Fund vs. MSCI ACWI ex U.S.
                                1/1/97-6/30/05

                                    [CHART]

              Hansberger
             International
              Value Fund           MSCI ACWI ex U.S.
           -------------------     -----------------
12/96         $1,000,000              $1,000,000
12/97            985,400               1,020,400
12/98            916,816               1,167,950
12/99          1,185,902               1,528,963
12/00          1,060,433               1,298,243
12/01            897,021               1,045,085
12/02            785,252                 891,771
12/03          1,115,843               1,261,054
12/04          1,301,296               1,530,415
 6/05          1,295,570               1,535,312












                                               Total Return
----------------------------------------------------------------------------------
Time Period                International Value Fund    MSCI ACWI ex U.S.
----------------------------------------------------------------------------------
Six Months                          (0.44)%                      0.32%
----------------------------------------------------------------------------------
One Year                            11.75%                      16.95%
----------------------------------------------------------------------------------
Average Annual Three Year           11.79%                      14.08%
----------------------------------------------------------------------------------
Average Annual Five Year             2.90%                       0.77%
----------------------------------------------------------------------------------
Average Annual
Since Inception (12/30/96)           3.10%                       5.18%

                                 . . . .  International Value Fund
                                 ----  MSCI ACWI ex U.S.

The above graph compares the Fund's performance with the MSCI All Country World Index ex U.S. (the "Index"), a broad-based unmanaged index that represents the general performance of international equity markets. The above graph does not reflect the impact of a 0.50% transaction fee on purchases, which was not in effect at December 30, 1996 (commencement of investment operations). This fee was discontinued effective on May 1, 2002. The above graph also does not reflect the impact of a 0.50% transaction fee on redemptions, as this fee does not apply to shareholders who, under the terms of the Prospectus, previously purchased shares that were not subject to that transaction fee. Shareholders entering after April 15, 1997 are charged a transaction fee in connection with each redemption of shares of the Fund. Effective September 1, 2005, the current transaction fee upon redemption will be replaced with a 2% transaction fee on any redemption of Fund shares within 60 days of their purchase. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund's shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

  International Value Fund

  Portfolio of Investments
  June 30, 2005 (Unaudited)


                                          Value
 Shares                                 (Note A1)
---------------------------------------------------
          Common Stocks - 97.0%
          Australia - 0.4%
   66,300   Westpac Banking
             Corp.................... $   1,003,831
                                      -------------
          Brazil - 4.1%
   77,600   Banco Bradesco S.A.
             ADR.....................     2,746,264
  124,000   Companhia Energetica
             de Minas Gerais
             ADR.....................     3,949,400
   83,762   Petroleo Brasileiro S.A.
             ADR.....................     4,366,513
                                      -------------
                                         11,062,177
                                      -------------
          Canada - 1.6%
   66,000   Alcan, Inc...............     1,980,000
  182,000   Celestica, Inc. (a)......     2,438,800
                                      -------------
                                          4,418,800
                                      -------------
          China - 2.1%
6,663,024   Denway Motors Ltd........     2,362,767
1,954,900   Ping An Insurance
             Group Co. of China
             Ltd., Class H...........     3,132,269
                                      -------------
                                          5,495,036
                                      -------------
          Finland - 2.7%
  207,900   Nokia Oyj................     3,459,257
  122,126   TietoEnator Oyj..........     3,706,612
                                      -------------
                                          7,165,869
                                      -------------
          France - 10.6%
  157,249   Axa S.A..................     3,915,063
   59,382   BNP Paribas..............     4,055,769
   83,200   Carrefour S.A............     4,023,745
   37,462   Groupe Danone............     3,282,260
   40,642   Schneider Electric
             S.A.....................     3,056,201
  142,500   STMicroelectronics
             N.V.....................     2,271,046
  102,279   Suez S.A.................     2,764,619
   21,022   Total S.A................     4,919,060
                                      -------------
                                         28,287,763
                                      -------------
          Germany - 8.1%
   18,712   Adidas-Salomon AG........     3,127,810
   58,940   Deutsche Bank AG
             (Registered)............     4,586,945
   49,195   E.on AG..................     4,367,190
   38,700   Fresenius Medical Care
             AG......................     3,296,103
   37,881   Linde AG.................     2,549,914
   61,800   Schering AG..............     3,806,020
                                      -------------
                                         21,733,982
                                      -------------

                                        Value
 Shares                               (Note A1)
-------------------------------------------------
          Hong Kong - 4.2%
  241,775   HSBC Holdings plc...... $   3,864,512
  340,854   Hutchison Whampoa
             Ltd...................     3,067,839
4,688,100   Johnson Electric
             Holdings Ltd..........     4,294,970
                                    -------------
                                       11,227,321
                                    -------------
          Indonesia - 1.1%
5,143,500   PT Indosat TbK.........     2,905,704
                                    -------------
          Italy - 2.9%
  190,191   ENI S.p.A..............     4,886,887
  208,605   Saipem S.p.A...........     2,805,430
                                    -------------
                                        7,692,317
                                    -------------
          Japan - 16.8%
  331,000   Asahi Glass Co., Ltd...     3,458,928
  188,000   Bank of Yokohama
             (The), Ltd............     1,080,067
   90,200   Canon, Inc.............     4,727,791
  205,200   JS Group Corp..........     3,466,881
1,958,000   Kawasaki Heavy
             Industries Ltd........     3,747,816
  858,000   Marubeni Corp..........     2,925,422
  512,000   NEC Corp...............     2,753,587
  253,000   Nissan Motor Co., Ltd..     2,501,169
  197,500   Pioneer Corp...........     2,983,874
  204,000   Shionogi & Co., Ltd....     2,621,263
  101,300   Sony Corp..............     3,477,487
  766,000   Sumitomo Trust &
             Banking Co., Ltd......     4,635,531
   87,700   Takeda Pharmaceutical
             Co., Ltd..............     4,336,573
   69,000   World Co., Ltd.........     2,408,527
                                    -------------
                                       45,124,916
                                    -------------
          Korea - 4.5%
   72,934   Kookmin Bank...........     3,291,614
   68,300   LG Chem Ltd............     2,491,692
    8,400   Samsung Electronics
             Co., Ltd..............     3,978,201
    7,700   Shinsegae Co., Ltd.....     2,415,609
                                    -------------
                                       12,177,116
                                    -------------
          Netherlands - 5.1%
  168,471   ABN AMRO Holding
             N.V...................     4,138,950
   58,070   Akzo Nobel N.V.........     2,283,523
  151,072   ING Groep N.V..........     4,246,213
  120,267   Koninklijke (Royal)
             Philips Electronics
             N.V...................     3,029,306
                                    -------------
                                       13,697,992
                                    -------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  June 30, 2005 (Unaudited)


                                        Value
  Shares                              (Note A1)
----------------------------------------------------
           Common Stocks (continued)
           Russia - 1.2%
    88,000   LUKOIL ADR............ $   3,251,600
                                    -------------
           Singapore - 2.2%
   424,600   DBS Group Holdings
              Ltd..................     3,592,380
   368,900   Singapore Airlines
              Ltd..................     2,446,922
                                    -------------
                                        6,039,302
                                    -------------
           South Africa - 1.0%
 1,229,397   Old Mutual plc........     2,679,587
                                    -------------
           Spain - 3.5%
   358,000   Banco Santander
              Central Hispano
              S.A..................     4,144,616
   488,264   Telefonica Moviles
              S.A..................     5,145,325
                                    -------------
                                        9,289,941
                                    -------------
           Switzerland - 7.9%
   412,200   ABB Ltd. (a)..........     2,667,689
    41,800   CIBA Speciality
              Chemicals............     2,430,567
   104,600   Credit Suisse Group...     4,100,072
    61,700   Lonza Group AG
              (Registered).........     3,408,331
    17,222   Nestle S.A.
              (Registered).........     4,399,580
    64,757   Novartis AG
              (Registered).........     3,074,446
     1,573   Serono S.A............     1,006,861
                                    -------------
                                       21,087,546
                                    -------------
           Taiwan - 1.2%
 1,839,689   Taiwan Semiconductor
              Manufacturing Co.,
              Ltd..................     3,202,845
                                    -------------
           United Kingdom - 15.8%
    95,900   AstraZeneca plc.......     3,953,738
   812,296   Compass Group plc.....     3,401,504
   155,887   GlaxoSmithKline plc...     3,766,781
 1,225,572   Group 4 Securicor
              plc (a)..............     3,217,577
   295,381   HBOS plc..............     4,541,377
   298,739   ICAP plc..............     1,585,615
   558,283   Kingfisher plc........     2,449,284
   437,314   Lloyds TSB Group
              plc..................     3,693,128
30,118,450   Rolls-Royce Group plc
              B Shares.............        52,884

                                         Value
  Shares                               (Note A1)
--------------------------------------------------
           United Kingdom (continued)
   128,507   Royal Bank of Scotland
              Group plc............. $   3,869,205
 1,362,825   Signet Group plc.......     2,648,873
   157,518   Standard Chartered
              plc...................     2,869,760
   290,752   Unilever plc...........     2,797,181
 1,468,487   Vodafone Group plc.....     3,570,277
                                     -------------
                                        42,417,184
                                     -------------
           Total -- Common Stocks
             (Cost $221,935,802)....   259,960,829
                                     -------------

   Face
  Amount
-----------
           U.S. Government Obligation - 2.3%
           U.S. Treasury Bill - 2.3%
$6,366,000   9/15/05, 2.99% (b)
               (Cost $6,326,090)....     6,325,839
                                     -------------
           TOTAL INVESTMENTS -- 99.3%
             (Cost $228,261,892)....   266,286,668
           Other Assets and
            Liabilities
            (Net) -- 0.7%...........     1,745,918
                                     -------------
           NET ASSETS -- 100%....... $ 268,032,586
                                     =============

(a)Non-income producing securities.
(b)Zero coupon security - rate disclosed is the market yield as of June 30, 2005.
ADRAmerican Depositary Receipt

                            Sector Diversification

                                              % of
                                              Net
                                             Assets Market Value
                ------------------------------------------------
                Financials..................  26.8  $ 71,772,768
                Industrials.................  12.1    32,403,129
                Consumer Discretionary......  10.6    28,390,602
                Information Technology......   9.9    26,538,139
                Health Care.................   9.6    25,861,785
                Energy......................   7.6    20,229,490
                Consumer Staples............   6.3    16,918,374
                Materials...................   5.7    15,144,027
                Telecommunication Services..   4.3    11,621,306
                Utilities...................   4.1    11,081,209
                U.S. Government Obligation..   2.3     6,325,839
                                             -----  ------------
                  Total Investments.........  99.3   266,286,668
                Other Assets and Liabilities
                 (Net)......................   0.7     1,745,918
                                             -----  ------------
                  Net Assets................ 100.0  $268,032,586
                                             =====  ============

The accompanying notes are an integral part of the financial statements.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the six months ended June 30, 2005

   Despite oil prices approaching $60 per barrel and higher interest rates in the U.S., Emerging Markets saw decent performance over the first half, rising 6.26%. Latin America was the best performing region followed by Asia and EMEA. Domestic consumption remained one of the key themes this year, with many economies seeing increased consumer spending as a driver of growth. High oil prices, normally a hindrance to emerging market performance, did not have as negative an impact as initially expected. In fact, many of the oil producing countries in the asset class such as Brazil, Mexico and Russia saw strong performances in their stock markets, far outpacing the overall MSCI Emerging Markets Free Index (the "Index").

   In Asia, China remains the key driver of demand not only for the region but for the rest of the world. The economy continues to do well and sell side forecasts of a hard landing have not materialized. Over the past year, the government has implemented a targeted slowdown focusing on specific areas of the economy that have shown signs of overheating such as in real estate and auto production. We believe these measures are starting to have their desired effect. In Korea, consumption is picking up again after having spent most of 2004 in the doldrums as a result of the consumer credit bubble. The Korean central bank has had a loose monetary policy in place since the end of last year which is resulting in a pickup in economic activity. The stock market has responded positively and has outperformed the Index significantly so far this year.

   Taiwan saw its weight in the Index increase as expected and has now overtaken Korea as the largest country in the Index. Despite this, Taiwan has underperformed the Index over the first half of the year due to what we believe is a lack of quality stocks that are attractively valued. The Fund is currently underweight in Taiwan. Continued government reform in India and Indonesia as well as strong consumption also resulted in both these markets seeing strong performances. Thailand and Malaysia were two markets that declined over the first half. Thailand, in particular, suffered from weakened consumer confidence as a result of religious conflicts in the southern part of the country as well as from the after effects of the tsunami in December. However, we believe the Thai central bank will adopt a much looser monetary policy for the rest of the year which is expected to boost the economy and the stock market. The Fund is presently overweight this market.

   Latin American markets performed well over the first half. The Fund is invested in the region's two major markets - Mexico and Brazil. Both markets delivered performances that were well ahead of the Index, despite some political hiccups in the two countries. Brazil, in particular, suffered from corruption allegations against a few of the top members of President Lula's government, which threatened its ability to pass several critical legislative issues through congress. However, the government is keeping firm to its commitment of sound economic management as has been shown by a healthy primary surplus and by efforts to rein in inflation over the past few months. We believe this trend will continue and remain overweight Brazil. Mexico has performed on the back of an improving economy but there are signs that the presidency of Vicente Fox is becoming increasingly ineffective. Given that elections are slated for next year, Mexico could face some political risk over the next 12 months.

   The EMEA region underperformed the Index for the first half of the year. The rejection of the European constitution by France and the Netherlands affected sentiment towards Eastern Europe. Also, worries about the region's overexposure to a potentially stagnating Euro ("EU") zone negatively impacted market performance. Given this backdrop, one country that performed surprisingly well was Turkey. Turkey, which faces it's own EU accession issues, has performed well due to the belief that economic fundamentals are improving as well as from positive privatization news flow. South Africa, which has the largest weighting in the region, underperformed the Index by a wide margin. The South African rand declined from a high reached in the early part of the year, which offset the positive performance of the local stock market. There has been increasing pressure from several mining industries and other special interest groups for the government to weaken the rand in order to become more competitive. We believe the South African rand will continue to weaken for the rest of the year, although at a more measured pace.

Fund performance during the six months ended June 30, 2005

   The Emerging Markets Fund's (the "Fund") performance for the six months ending June 30, 2005 was 2.28% versus the Index return of 6.26%.

   The Fund's Asian stocks underperformed the MSCI Emerging Asia Index 0.4% to 6.7%. The Fund's Korean holdings were up 5.5% while the MSCI Korea Index was up 12.2%. The Fund's Indian holdings were down 3.2% while the MSCI India Index was up 9.3%.

   The Fund's average cash position of 4.3% lowered the relative return in this period of positive performance.

   Partially offsetting the above, the Fund's currency exposure benefited the Fund's return relative to the Index. The Fund's 3.8% average overweighting to the Brazilian real and -1.6% average underweighting to the South African rand accounted for most of the currency relative return.

   From a sector perspective, the Fund experienced disappointing stock selection results in the Telecommunication Services, Industrials, and Consumer Discretionary sectors. The Fund had positive relative performance in the Materials sector.

Market Outlook

   Going forward, we are of the view that Emerging Markets face two main risks; namely if oil prices continue to rise significantly and if the U.S. Federal Reserve raises interest rates by much more than expected, both of which would result in a slowdown in the global economy. At this stage, we believe the possibility of one or the other of these two scenarios happening is not high and we remain positive on the asset class. Emerging market valuations and fundamentals in terms of profitability and earnings growth remain attractive, in our opinion. We believe the domestic consumption theme in many emerging market economies will remain intact for the rest of the year and we will continue to position the Emerging Markets Fund to benefit from this expectation.

                                          For the Emerging Markets Fund Team
                                          Francisco J. Alzuru, CFA
                                          Managing Director
                                          Hansberger Global Investors, Inc.

                  Change in value of a $1,000,000 Investment
       in the Emerging Markets Fund vs. MSCI Emerging Markets Free Index
                                1/1/97-6/30/05

                                    [CHART]

            Hansberger Emerging        MSCI Emerging
               Markets Fund         Markets Free Index
            -------------------     ------------------
12/96          $1,000,000              $1,000,000
12/97             848,900                 884,200
12/98             592,532                 660,144
12/99             982,537               1,098,545
12/00             699,566                 762,280
12/01             703,904                 744,214
12/02             693,627                 699,562
12/03           1,072,416               1,093,275
12/04           1,293,870               1,376,980
 6/05           1,323,370               1,463,179




                                                      Total Return
-----------------------------------------------------------------------------------------
Time Period                                                   MSCI Emerging Markets
                                  Emerging Markets Fund       Free Index
-----------------------------------------------------------------------------------------
Six Months                                  2.28%                       6.26%
-----------------------------------------------------------------------------------------
One Year                                   26.30%                      34.89%
-----------------------------------------------------------------------------------------
Average Annual Three Year                  20.65%                      24.42%
-----------------------------------------------------------------------------------------
Average Annual Five Year                    8.52%                       7.68%
-----------------------------------------------------------------------------------------
Average
Annual Since Inception (12/30/96)           3.35%                       4.58%

                                 . . . .  Emerging Markets Fund
                                 ----  MSCI EMF Index

The above graph compares the Fund's performance with the MSCI Emerging Markets Free Index (the "Index"), a broad-based unmanaged index that represents the general performance of equity securities in developing markets. The above graph does not reflect the impact of a 1.00% transaction fee on purchases, which was not in effect at December 30, 1996 (commencement of investment operations). This fee was discontinued effective on May 1, 2002. The above graph also does not reflect the impact of a 1.00% transaction fee on redemptions, as this fee does not apply to shareholders who, under the terms of the Prospectus previously purchased shares that were not subject to that transaction fee. Shareholders entering after April 15, 1997 are charged a transaction fee in connection with each redemption of shares of the Fund. Effective September 1, 2005, the current transaction fee upon redemption will be replaced with a 2% transaction fee on any redemption of Fund shares within 60 days of their purchase. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund's shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

  Emerging Markets Fund

  Portfolio of Investments
  June 30, 2005 (Unaudited)


                                        Value
  Shares                              (Note A1)
-------------------------------------------------
            Common Stocks - 94.2%
            Brazil - 13.9%
    181,400   Banco Bradesco
               S.A................. $   6,199,452
    140,200   Companhia Brasileira
               de Distribuicao
               Grupo Pao de
               Acucar ADR..........     2,788,578
     23,977   Companhia de
               Bebidas das
               Americas ADR........       610,454
    107,365   Companhia de
               Bebidas das
               Americas ADR
               PFD.................     3,317,579
226,580,000   Companhia
               Energetica de
               Minas Gerias........     5,769,785
    186,500   Companhia Vale do
               Rio Doce S.A.
               ADR.................     4,737,100
    259,100   Petroleo Brasileiro
               S.A. ADR............    13,506,883
    269,200   TeleNorte Leste
               Participacoes S.A.
               ADR.................     4,482,180
    768,453   Telesp Celular
               Participacoes S.A.
               ADR (a).............     3,281,294
                                    -------------
                                       44,693,305
                                    -------------
            Chile - 0.0%
      4,872   Madeco S.A.
               ADR (a).............        44,335
                                    -------------
            China - 8.6%
  1,649,100   China Mobile (Hong
               Kong) Ltd...........     6,110,847
 11,280,000   China Petroleum &
               Chemical Corp.......     4,396,837
  5,186,200   Datang International
               Power Generation
               Co., Ltd.,
               Class H.............     3,921,269
 17,865,400   Denway Motors
               Ltd.................     6,335,228
  4,389,252   Ping An Insurance
               Group Co. of
               China Ltd.,
               Class H.............     7,032,746
                                    -------------
                                       27,796,927
                                    -------------

                                        Value
  Shares                              (Note A1)
-------------------------------------------------
           Hong Kong - 4.3%
   218,476   HSBC Holdings plc..... $   3,492,103
   551,600   Hutchison Whampoa
              Ltd..................     4,964,648
 5,850,800   Johnson Electric
              Holdings Ltd.........     5,360,169
                                    -------------
                                       13,816,920
                                    -------------
           Hungary - 2.5%
    35,300   Gedeon Richter Rt.....     5,182,411
    86,700   OTP Bank Rt...........     2,933,732
                                    -------------
                                        8,116,143
                                    -------------
           India - 3.8%
   297,572   Bharti Tele-Ventures
              Ltd. (a).............     1,659,610
 5,129,490   Gujarat Ambuja
              Cements Ltd..........     6,941,818
   273,000   Hero Honda Motors
              Ltd..................     3,620,819
                                    -------------
                                       12,222,247
                                    -------------
           Indonesia - 2.9%
16,529,900   PT Indosat TbK........     9,338,192
                                    -------------
           Israel - 0.8%
   818,545   Bank Hapoalim Ltd.....     2,571,280
                                    -------------
           Korea - 16.4%
   114,300   Hyundai Motor Co.,
              Ltd..................     6,296,452
   234,756   Kookmin Bank
              ADR..................    10,700,178
   193,180   LG Chem Ltd...........     7,047,512
    32,982   Samsung Electronics
              Co., Ltd.............    15,620,123
    30,730   Shinsegae Co., Ltd....     9,640,474
   169,600   SK Telecom Co., Ltd.
              ADR..................     3,459,840
                                    -------------
                                       52,764,579
                                    -------------
           Malaysia - 0.9%
 1,179,100   Maxis Communications
              Bhd..................     3,006,275
                                    -------------
           Mexico - 5.1%
    82,600   America Movil S.A. de
              C.V. ADR.............     4,923,786
   166,044   Cemex S.A. de C.V.
              ADR..................     7,043,587
   168,200   Coca-Cola Femsa S.A.
              de C.V. ADR..........     4,492,622
                                    -------------
                                       16,459,995
                                    -------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  June 30, 2005 (Unaudited)


                                        Value
  Shares                              (Note A1)
----------------------------------------------------
           Common Stocks (continued)
           Russia - 8.4%
   370,400   LUKOIL ADR............ $  13,686,280
    76,100   MMC Norilsk Nickel
              ADR..................     4,611,660
   105,800   Surgutneftegaz
              ADR..................     6,057,050
   161,800   Wimm-Bill-Dann
              Foods OJSC
              ADR (a)..............     2,658,374
                                    -------------
                                       27,013,364
                                    -------------
           Singapore - 1.4%
   530,680   DBS Group Holdings
              Ltd..................     4,489,883
                                    -------------
           South Africa - 8.2%
   325,700   Barloworld Ltd........     4,643,660
    54,500   Impala Platinum
              Holdings Ltd.........     4,877,282
   434,075   Nedcor Ltd............     4,851,086
 3,103,900   Network Healthcare
              Holdings Ltd. (a)....     2,854,522
 1,590,300   Old Mutual plc........     3,466,209
   354,700   Telkom S.A. Ltd.......     5,705,947
                                    -------------
                                       26,398,706
                                    -------------
           Taiwan - 10.3%
 3,051,500   Asustek Computer,
              Inc..................     8,586,592
 6,673,747   Chinatrust Financial
              Holding Co., Ltd.....     7,252,389
 3,752,892   President Chain Store
              Corp.................     7,392,729
 5,749,897   Taiwan
              Semiconductor
              Manufacturing Co.,
              Ltd..................    10,010,402
                                    -------------
                                       33,242,112
                                    -------------
           Thailand - 3.1%
 1,150,600   Advanced Info Service
              Public Co., Ltd......     2,728,586
 1,074,700   Bangkok Bank Public
              Co., Ltd.............     2,797,176
27,005,300   Land & Houses Public
              Co., Ltd.............     4,557,781
                                    -------------
                                       10,083,543
                                    -------------

                                        Value
  Shares                              (Note A1)
-------------------------------------------------
            Turkey - 3.6%
  1,336,600   Akbank T.A.S......... $   7,617,878
    375,379   Enka Insaat ve
               Sanayi AS...........     4,131,094
                                    -------------
                                       11,748,972
                                    -------------
            Total -- Common Stocks
              (Cost $232,831,538)..   303,806,778
                                    -------------

   Face
  Amount
------------
            U.S. Government Obligation - 4.6%
            U.S. Treasury Bill - 4.6%
$14,911,000   9/15/05, 3.01% (b)
                (Cost $14,817,002).    14,816,926
                                    -------------
            TOTAL INVESTMENTS -- 98.8%
              (Cost $247,648,540)..   318,623,704
            Other Assets and
             Liabilities
             (Net) -- 1.2%.........     3,855,916
                                    -------------
            NET ASSETS -- 100%..... $ 322,479,620
                                    =============

(a)Non-income producing securities.
(b)Zero coupon security - rate disclosed is the market yield as of June 30, 2005.
ADRAmerican Depositary Receipt
PFDPreferred

                            Sector Diversification

                                              % of
                                              Net
                                             Assets Market Value
                ------------------------------------------------
                Financials..................  19.7  $ 63,404,113
                Telecommunication Services..  13.9    44,696,557
                Energy......................  11.7    37,647,050
                Materials...................  10.9    35,258,958
                Information Technology......  10.6    34,217,117
                Consumer Staples............   9.6    30,900,810
                Consumer Discretionary......   6.4    20,810,280
                Industrials.................   5.9    19,143,906
                Utilities...................   3.0     9,691,054
                Health Care.................   2.5     8,036,933
                U.S. Government Obligation..   4.6    14,816,926
                                             -----  ------------
                  Total Investments.........  98.8   318,623,704
                Other Assets and Liabilities
                 (Net)......................   1.2     3,855,916
                                             -----  ------------
                  Net Assets................ 100.0  $322,479,620
                                             =====  ============

The accompanying notes are an integral part of the financial statements.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL GROWTH FUND

Market conditions during the six months ended June 30, 2005

   The first half of 2005 produced a U.S. dollar return of 0.3% for the MSCI All Country World Index ex U.S. (the "Index"). Within the geographic regions, both the Emerging Markets and the Pacific (excluding Japan) regions posted impressive U.S. dollar returns of greater than 5% while Europe and Japan posted absolute U.S. dollar returns of 0.0% and -5.8% respectively in the quarter. The North America region was down 0.1%. Broad economic sector returns were quite dynamic in the period with the Energy sector providing a strong positive return 16.8% while the Telecommunication Services sectors struggled, declining 6.5%.

Fund performance for the six months ended June 30, 2005

   The International Growth Fund's (the "Fund") performance for the six months ending June 30, 2005 was -0.06% versus the Index return of 0.32%.

   The Fund had disappointing stock selection in the United Kingdom. The Fund's U.K. stocks were down 2.3% while the MSCI U.K. Index was up 0.9%.

   Partially offsetting the above, the Fund's stock selection in the Emerging Markets helped its relative return. The Fund's Indian holdings had the largest positive impact, rising over 19% while the MSCI India Index was up 9.3%.

   The Fund had positive stock selection in the Europe ex U.K. region. The Fund's holdings in that region were up 1.3% while the MSCI Europe ex U.K. Index was down 0.5%. The Fund's Danish holding, Vestas Wind Systems, had a positive impact as that stock was up over 33%.

   From a sector perspective, the Fund's relative return suffered due to an underweighting to the strong performing Energy sector. It should be noted that Vestas Wind Systems is classified in the Industrials sector and not the Energy sector. On the positive side, the performance of the Fund's Financials stocks helped the Fund's relative return.

Market Outlook

   The last half of 2005 may prove to be a stock picker's marketplace. The challenges of decelerating global economic growth, potential impacts of commodity price inflation and the flow through effects of nine U.S. Federal Reserve interest rate rises are complicated by difficult consumer conditions in the United Kingdom, Japan and the large European countries of Germany and France. We suspect that the rise in the cost of oil (both from the strength in the commodity price as well as the unexpected strength in the U.S. dollar in which it is priced) may act as a further tightening measure in some of these economies and force the European Central Bank and/or the Bank of England to begin to reduce interest rates to prevent growth from decelerating sharply. These conditions make it very challenging for investors as they assess the impact on corporate profit levels and growth opportunities but they should provide a good relative environment for companies that have demonstrated their ability to create their own opportunities for growth in difficult market conditions. We believe that these are the types of companies that continue to populate the Fund's holdings.

   In our opinion, the Fund is structured favorably to the type of environment depicted above. Large, well diversified companies with wide geographic reach and strong market shares should be better able to provide a foundation for above average performance over the remainder of 2005. The valuations for these types of companies also remain very attractive versus historical and current bond yields in our opinion. The Fund remains concentrated on these types of companies going into the last half of the year. From a regional perspective, the Fund is over weight in Europe, including the U.K., at the expense of being slightly under weight in the remaining regions of Japan and the Rest of the World. The Utilities sector remains the largest under weight position in the Fund by economic sector. In addition, the Fund remains under weight in the Energy and Basic Materials sectors allowing the Fund to be over weight in sectors we believe will continue to offer attractive long term growth; namely Information Technology and Health Care. The International Growth Fund also has over weight positions in the Industrials and Consumer Discretionary sectors which continues to be driven by company specific growth opportunities.

                                          For the International Growth Fund Team
                                          Thomas R. Tibbles, CFA
                                          Chief Investment Officer - Growth Team
                                          Hansberger Global Investors, Inc.

Change in value of a $1,000,000 Investment in the International Growth Fund vs.
                       MSCI ACWI ex U.S. 6/23/03-6/30/05

                                    [CHART]

             Hansberger International
                  Growth Fund            MSCI ACWI ex U.S.
             ------------------------    ----------------
 6/03              $  995,000               $1,000,000
12/03               1,251,511                1,272,800
 6/04               1,252,888                1,324,985
12/04               1,427,665                1,544,667
 6/05               1,419,675                1,549,610



                                               Total Return
----------------------------------------------------------------------------------
Time Period                International Growth Fund   MSCI ACWI ex U.S.
----------------------------------------------------------------------------------
Six Months                          (0.06)%                      0.32%
----------------------------------------------------------------------------------
One Year                            13.41%                      16.95%
----------------------------------------------------------------------------------
Average Annual
Since Inception (6/23/03)           19.21%                      22.26%

                                 . . . .  International Growth Fund
                                 ----  MSCI ACWI ex U.S.

The above graph compares the Fund's performance with the MSCI All Country World Index ex U.S. (the "Index"), a broad-based unmanaged index that represents the general performance of international equity markets. The above graph reflects the impact of a 0.50% transaction fee in connection with purchases and redemptions of shares of the Fund. Effective July 5, 2005, the transaction fee on purchases was discontinued. Effective September 1, 2005, the current transaction fee upon redemption will be replaced with a 2% transaction fee on any redemption of Fund shares within 60 days of their purchase. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund's shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

  International Growth Fund

  Portfolio of Investments
  June 30, 2005 (Unaudited)



                                        Value
Shares                                (Note A1)
-------------------------------------------------
        Common Stocks - 99.1%
        Australia - 1.6%
 58,710   Woodside Petroleum Ltd.... $  1,304,042
                                     ------------
        Brazil - 1.2%
 32,958   Companhia de Bebidas das
           Americas ADR.............    1,018,402
                                     ------------
        Canada - 3.8%
 36,200   Manulife Financial
           Corp.....................    1,730,722
 30,156   Suncor Energy, Inc........    1,426,982
                                     ------------
                                        3,157,704
                                     ------------
        China - 1.3%
 29,276   Shanda Interactive
           Entertainment Ltd.
           ADR (a)..................    1,077,064
                                     ------------
        Denmark - 2.3%
116,300   Vestas Wind Systems
           A/S (a)..................    1,924,302
                                     ------------
        Finland - 1.3%
 67,000   Nokia Oyj ADR.............    1,114,880
                                     ------------
        France - 16.3%
 55,700   Axa ADR...................    1,387,487
 37,100   Bouygues S.A..............    1,533,669
 13,100   Compagnie Generale
           d'Optique Essilor
           International S.A........      893,454
 11,871   L'Oreal S.A...............      849,984
 11,700   Sanofi-Aventis............      958,204
 17,000   Schneider Electric S.A....    1,278,368
 16,300   Societe Generale, Class A.    1,652,872
 21,800   Technip S.A...............    1,011,395
 54,000   Thomson...................    1,288,163
 15,200   Total S.A. ADR............    1,776,120
 23,800   Veolia Environnement......      890,889
                                     ------------
                                       13,520,605
                                     ------------
        Germany - 4.7%
 10,284   Allianz AG................    1,175,872
  1,255   Porsche AG PFD............      940,001
 21,100   SAP AG ADR................      913,630
 12,300   Siemens AG (Registered)...      894,593
                                     ------------
                                        3,924,096
                                     ------------
        Hong Kong - 4.5%
246,500   Esprit Holdings Ltd.......    1,777,516
102,000   Hutchison Whampoa
           Ltd......................      918,046
687,023   Shangri-La Asia Ltd.......    1,059,673
                                     ------------
                                        3,755,235
                                     ------------

                                        Value
Shares                                (Note A1)
----------------------------------------------------
        India - 3.3%
 29,600   HDFC Bank Ltd. ADR........ $  1,376,696
 17,500   Infosys Technologies Ltd.
           ADR......................    1,355,725
                                     ------------
                                        2,732,421
                                     ------------
        Israel - 1.2%
 30,700   Teva Pharmaceutical
           Industries Ltd. ADR......      955,998
                                     ------------
        Italy - 1.9%
291,500   UniCredito Italiano
           S.p.A....................    1,536,858
                                     ------------
        Japan - 16.4%
 27,200   Astellas Pharma, Inc......      926,414
 17,000   Canon, Inc................      891,047
 68,700   Denso Corp................    1,559,956
  4,100   Keyence Corp..............      914,005
 11,700   Nidec Corp................    1,233,319
 23,800   Nitto Denko Corp..........    1,356,091
  8,100   Orix Corp.................    1,209,490
101,000   Sharp Corp................    1,571,576
 16,000   SMC Corp..................    1,734,613
    198   Sumitomo Mitsui Financial
           Group, Inc...............    1,331,472
 24,900   Toyota Motor Corp.........      888,576
                                     ------------
                                       13,616,559
                                     ------------
        Korea - 2.7%
 20,300   Kookmin Bank ADR..........      925,274
  5,500   Samsung Electronics Co.,
           Ltd. GDR (c).............    1,314,465
                                     ------------
                                        2,239,739
                                     ------------
        Netherlands - 1.3%
 69,900   ASML Holding N.V.
           (Registered) (a).........    1,094,634
                                     ------------
        Singapore - 1.4%
138,000   DBS Group Holdings
           Ltd......................    1,167,566
                                     ------------
        Spain - 4.1%
118,900   Banco Bilbao Vizcaya
           Argentaria S.A...........    1,826,872
 97,448   Telefonica S.A............    1,589,731
                                     ------------
                                        3,416,603
                                     ------------
        Switzerland - 8.5%
  3,274   Nestle S.A. (Registered)..      836,385
  4,800   Nobel Biocare
           Holding AG...............      972,141
 34,700   Novartis AG
           (Registered).............    1,647,440
  8,760   Roche Holding AG..........    1,105,311

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  June 30, 2005 (Unaudited)


                                        Value
  Shares                              (Note A1)
-------------------------------------------------
           Common Stocks (continued)
           Switzerland (continued)
     1,433   Sika AG (a)............ $    893,063
    20,500   UBS AG (Registered)....    1,598,080
                                     ------------
                                        7,052,420
                                     ------------
           United Kingdom - 21.3%
   124,298   Barclays plc...........    1,232,075
    71,300   BHP Billiton plc.......      908,913
    16,300   BP plc ADR.............    1,016,794
   200,300   British Sky
              Broadcasting plc......    1,884,165
    76,650   Exel plc...............    1,162,604
   109,500   HBOS plc...............    1,683,523
    48,100   Johnson Matthey plc....      916,998
    37,865   Reckitt Benckiser
              plc...................    1,112,287
    53,079   Royal Bank of Scotland
              Group plc.............    1,598,151
   102,400   Smith & Nephew
              plc...................    1,006,717
   106,600   Smiths Group plc.......    1,749,270
   289,005   Tesco plc..............    1,646,471
    71,300   Vodafone Group plc
              ADR...................    1,734,016
                                     ------------
                                       17,651,984
                                     ------------
           Total -- Common Stocks
             (Cost $78,537,646).....   82,261,112
                                     ------------

   Face
  Amount
-----------
           U.S. Government Obligation - 1.3%
           U.S. Treasury Bill - 1.3%
$1,053,000   9/15/05, 2.93% (b)
               (Cost $1,046,537)....    1,046,356
                                     ------------
           TOTAL INVESTMENTS -- 100.4%
             (Cost $79,584,183).....   83,307,468
           Other Assets and
            Liabilities
            (Net) -- (0.4%).........    (305,559)
                                     ------------
           NET ASSETS -- 100%....... $ 83,001,909
                                     ============

(a)Non-income producing securities.
(b)Zero coupon security - rate disclosed is the market yield as of June 30, 2005.
(c)144A Security - Certain conditions for public sale may exist. At June 30, 2005, the value of these securities was $1,314,465 or 1.6% of net assets.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt
PFDPreferred

                            Sector Diversification

                                              % of
                                              Net      Market
                                             Assets    Value
                ------------------------------------------------
                Financials..................  25.8  $21,433,012
                Consumer Discretionary......  14.5   12,046,689
                Industrials.................  11.6    9,661,794
                Information Technology......  10.6    8,831,706
                Health Care.................  10.2    8,465,678
                Energy......................   7.9    6,535,334
                Consumer Staples............   6.6    5,463,529
                Telecommunication Services..   5.9    4,857,416
                Materials...................   4.9    4,075,065
                Utilities...................   1.1      890,889
                U.S. Government Obligation..   1.3    1,046,356
                                             -----  -----------
                  Total Investments......... 100.4   83,307,468
                Other Assets and Liabilities
                 (Net)......................  (0.4)    (305,559)
                                             -----  -----------
                  Net Assets................ 100.0  $83,001,909
                                             =====  ===========

The accompanying notes are an integral part of the financial statements.

  Statements of Assets and Liabilities

  June 30, 2005 (Unaudited)

                                                                                  International   Emerging   International
                                                                                      Value       Markets       Growth
                                                                                      Fund          Fund         Fund
                                                                                  ------------- ------------ -------------
ASSETS:
Investments, at Cost -- see accompanying portfolios.............................. $228,261,892  $247,648,540  $79,584,183
Foreign Currency, at Cost........................................................       35,685       837,945       21,353
                                                                                  ------------  ------------  -----------
                                                                                   228,297,577   248,486,485   79,605,536
                                                                                  ============  ============  ===========
Investments, at Value (Note A1).................................................. $266,286,668  $318,623,704  $83,307,468
Foreign Currency, at Value.......................................................       35,680       838,233       21,312
Cash.............................................................................           --        10,797       20,128
Investment Securities Sold.......................................................    1,329,330       315,122           --
Dividends Receivable.............................................................      604,176     2,045,364       44,976
Receivable for Transaction Fees (Note G).........................................      489,274     1,205,627           --
Foreign Withholding Tax Reclaim Receivable.......................................      276,388        70,605       19,703
Prepaid Expenses.................................................................          496           937           27
                                                                                  ------------  ------------  -----------
  Total Assets...................................................................  269,022,012   323,110,389   83,413,614
                                                                                  ------------  ------------  -----------
LIABILITIES:
Investment Securities Purchased..................................................      629,948        46,370      310,761
Investment Advisory Fees Payable (Note B)........................................      149,401       238,243       34,562
Custodian Fees Payable (Note D)..................................................       76,435       196,341       29,201
Professional Fees Payable........................................................       57,887        69,635       26,672
Overdraft Payable................................................................       29,083            --           --
Administration Fees Payable (Note C).............................................       27,909        35,482        7,306
Trustees' Fees and Expenses Payable (Note E).....................................        2,667         2,667        2,667
Payable for Fund Shares Redeemed.................................................           --        22,995           --
Accrued Expenses.................................................................       16,096        19,036          536
                                                                                  ------------  ------------  -----------
  Total Liabilities..............................................................      989,426       630,769      411,705
                                                                                  ------------  ------------  -----------
Net Assets....................................................................... $268,032,586  $322,479,620  $83,001,909
                                                                                  ============  ============  ===========
NET ASSETS CONSIST OF:
Paid-in Capital.................................................................. $230,925,145  $190,318,041  $78,322,669
Undistributed Net Investment Income..............................................    3,212,862     4,329,207      323,670
Accumulated Net Realized Gain (Loss).............................................   (4,131,062)   56,845,880      635,343
Unrealized Appreciation of Investments and Foreign Currency Translations.........   38,025,641    70,986,492    3,720,227
                                                                                  ------------  ------------  -----------
Net Assets....................................................................... $268,032,586  $322,479,620  $83,001,909
                                                                                  ============  ============  ===========
Shares of Beneficial Interest Outstanding (unlimited authorization, no par value)   22,800,514    32,725,799    6,042,483
                                                                                  ============  ============  ===========
Net Asset Value Per Share........................................................ $      11.76  $       9.85  $     13.74
                                                                                  ============  ============  ===========

The accompanying notes are an integral part of the financial statements.

  Statements of Operations

  Six Months Ended June 30, 2005 (Unaudited)

                                                                            International   Emerging    International
                                                                                Value       Markets        Growth
                                                                                Fund          Fund          Fund
                                                                            ------------- ------------  -------------
Investment Income:
Dividends.................................................................. $  5,534,702  $  6,966,947   $   777,913
Interest...................................................................       62,963       134,482        32,502
  Less: Foreign Taxes Withheld.............................................     (557,593)     (362,669)      (72,951)
                                                                            ------------  ------------   -----------
  Total Income.............................................................    5,040,072     6,738,760       737,464
                                                                            ------------  ------------   -----------
Expenses:
Investment Advisory Fees (Note B)..........................................    1,048,994     1,888,674       202,956
Administration Fees (Note C)...............................................      159,821       215,980        30,607
Custodian Fees (Note D)....................................................      146,729       399,060        46,282
Legal Fees.................................................................       31,839        52,939         4,910
Audit Fees.................................................................       29,275        29,275        23,597
Registration and Filing Fees...............................................        7,209         8,605        15,329
Trustees' Fees and Expenses (Note E).......................................        9,145         8,867         9,358
Shareholder Reports........................................................        9,647         6,587           315
Miscellaneous Expenses.....................................................       10,866        19,591           756
                                                                            ------------  ------------   -----------
Total Expenses.............................................................    1,453,525     2,629,578       334,110
Investment Advisory Fees Waived............................................      (55,459)     (260,319)      (63,808)
                                                                            ------------  ------------   -----------
Net Expenses...............................................................    1,398,066     2,369,259       270,302
                                                                            ------------  ------------   -----------
Net Investment Income......................................................    3,642,006     4,369,501       467,162
                                                                            ------------  ------------   -----------
Net Realized Gain (Loss):
Security Transactions......................................................   15,971,731    57,219,688       655,805
Foreign Currency Transactions..............................................     (166,319)     (100,379)      (31,419)
                                                                            ------------  ------------   -----------
Net Realized Gain..........................................................   15,805,412    57,119,309       624,386
                                                                            ------------  ------------   -----------
Change in Net Unrealized Appreciation (Depreciation) on:
Investments................................................................  (21,743,633)  (57,711,268)   (1,094,671)
Translation of Other Assets and Liabilities Denominated in Foreign Currency      (49,273)       (2,530)       (4,485)
                                                                            ------------  ------------   -----------
  Net Unrealized Depreciation during the period............................  (21,792,906)  (57,713,798)   (1,099,156)
                                                                            ------------  ------------   -----------
Net Realized Gain and Unrealized Depreciation..............................   (5,987,494)     (594,489)     (474,770)
                                                                            ------------  ------------   -----------
Net Increase (Decrease) in Net Assets Resulting from Operations............ $ (2,345,488) $  3,775,012   $    (7,608)
                                                                            ============  ============   ===========

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets



                                                                                                   International Value Fund
                                                                                              ---------------------------------
                                                                                              Six Months Ended
                                                                                               June 30, 2005      Year Ended
                                                                                                (Unaudited)    December 31, 2004
                                                                                              ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income........................................................................   $  3,642,006     $  4,054,836
Net Realized Gain............................................................................     15,805,412       23,506,880
Net Unrealized Appreciation (Depreciation)...................................................    (21,792,906)      15,536,806
                                                                                                ------------     ------------
Net Increase (Decrease) in Net Assets Resulting from Operations..............................     (2,345,488)      43,098,522
                                                                                                ------------     ------------
Distributions:
Net Investment Income........................................................................       (175,533)      (4,033,107)
                                                                                                ------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold....................................................................      8,854,764       35,094,553
Net Asset Value on Reinvestment of Distributions.............................................        168,482        3,793,989
Cost of Shares Redeemed......................................................................    (28,093,046)     (45,704,246)
Transaction Fees.............................................................................        628,196          181,680
                                                                                                ------------     ------------
Decrease in Net Assets from Capital Share Transactions.......................................    (18,441,604)      (6,634,024)
                                                                                                ------------     ------------
Net Increase (Decrease) in Net Assets........................................................    (20,962,625)      32,431,391
Net Assets:
  Beginning of Period........................................................................    288,995,211      256,563,820
                                                                                                ------------     ------------
  End of Period..............................................................................   $268,032,586     $288,995,211
                                                                                                ============     ============
  Undistributed (Overdistributed) Net Investment Income Included in End of Period Net Assets.   $  3,212,862     $   (253,611)
                                                                                                ============     ============

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                                                                    Emerging Markets Fund
                                                                                              ---------------------------------
                                                                                              Six Months Ended
                                                                                               June 30, 2005      Year Ended
                                                                                                (Unaudited)    December 31, 2004
                                                                                              ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income........................................................................  $   4,369,501     $   5,154,572
Net Realized Gain............................................................................     57,119,309        99,451,682
Net Unrealized Appreciation (Depreciation)...................................................    (57,713,798)      (25,143,620)
                                                                                               -------------     -------------
Net Increase in Net Assets Resulting from Operations.........................................      3,775,012        79,462,634
                                                                                               -------------     -------------
Distributions:
Net Investment Income........................................................................        (21,454)       (5,011,469)
Net Realized Gain............................................................................    (13,209,238)      (80,431,284)
                                                                                               -------------     -------------
  Total Distributions........................................................................    (13,230,692)      (85,442,753)
                                                                                               -------------     -------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold....................................................................     28,942,917        19,034,999
Net Asset Value on Reinvestment of Distributions.............................................     12,983,378        84,425,062
Cost of Shares Redeemed......................................................................   (144,753,595)     (200,226,218)
Transaction Fees.............................................................................      2,235,742           735,135
                                                                                               -------------     -------------
Decrease in Net Assets from Capital Share Transactions.......................................   (100,591,558)      (96,031,022)
                                                                                               -------------     -------------
Net Decrease in Net Assets...................................................................   (110,047,238)     (102,011,141)
Net Assets:
  Beginning of Period........................................................................    432,526,858       534,537,999
                                                                                               -------------     -------------
  End of Period..............................................................................  $ 322,479,620     $ 432,526,858
                                                                                               =============     =============
  Undistributed (Overdistributed) Net Investment Income Included in End of Period Net Assets.  $   4,329,207     $     (18,840)
                                                                                               =============     =============

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                                                                  International Growth Fund
                                                                                              ---------------------------------
                                                                                              Six Months Ended
                                                                                               June 30, 2005      Year Ended
                                                                                                (Unaudited)    December 31, 2004
                                                                                              ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income........................................................................   $   467,162       $   127,504
Net Realized Gain............................................................................       624,386         1,214,757
Net Unrealized Appreciation (Depreciation)...................................................    (1,099,156)        3,155,848
                                                                                                -----------       -----------
Net Increase (Decrease) in Net Assets Resulting from Operations..............................        (7,608)        4,498,109
                                                                                                -----------       -----------
Distributions:
Net Investment Income........................................................................       (75,240)          (95,981)
Net Realized Gain............................................................................      (416,950)         (895,910)
                                                                                                -----------       -----------
  Total Distributions........................................................................      (492,190)         (991,891)
                                                                                                -----------       -----------
Capital Share Transactions (Note G):
Proceeds from Shares Sold....................................................................    40,126,338        30,427,500
Net Asset Value on Reinvestment of Distributions.............................................       477,326           969,156
Cost of Shares Redeemed......................................................................    (1,005,000)               --
Transaction Fees.............................................................................       182,837           152,500
                                                                                                -----------       -----------
Increase in Net Assets from Capital Share Transactions.......................................    39,781,501        31,549,156
                                                                                                -----------       -----------
Net Increase in Net Assets...................................................................    39,281,703        35,055,374
Net Assets:
  Beginning of Period........................................................................    43,720,206         8,664,832
                                                                                                -----------       -----------
  End of Period..............................................................................   $83,001,909       $43,720,206
                                                                                                ===========       ===========
  Undistributed (Overdistributed) Net Investment Income Included in End of Period Net Assets.   $   323,670       $   (68,252)
                                                                                                ===========       ===========


The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period


                                                                                International Value Fund
                                                          -------------------------------------------------------------------
                                                          Six Months Ended               Year Ended December 31,
                                                           June 30, 2005   --------------------------------------------------
                                                            (Unaudited)      2004      2003       2002       2001       2000
                                                          ---------------- --------  --------  --------   --------   --------
Net Asset Value, Beginning of Period.....................     $  11.82     $  10.28  $   7.37  $   8.56   $  10.21   $  11.49
                                                              --------     --------  --------  --------   --------   --------
Income from Investment Operations:
Net Investment Income....................................         0.16         0.17      0.19      0.10       0.12       0.13
Net Realized and Unrealized Gain (Loss)..................        (0.24)        1.53      2.89     (1.16)     (1.70)     (1.36)
                                                              --------     --------  --------  --------   --------   --------
  Total from Investment Operations.......................        (0.08)        1.70      3.08     (1.06)     (1.58)     (1.23)
                                                              --------     --------  --------  --------   --------   --------
Less Distributions from:
Net Investment Income....................................        (0.01)       (0.17)    (0.18)    (0.13)     (0.08)     (0.07)
                                                              --------     --------  --------  --------   --------   --------
Transaction Fees***......................................         0.03         0.01      0.01      0.00+      0.01       0.02
                                                              --------     --------  --------  --------   --------   --------
Net Asset Value, End of Period...........................     $  11.76     $  11.82  $  10.28  $   7.37   $   8.56   $  10.21
                                                              ========     ========  ========  ========   ========   ========
Total Return.............................................        (0.44)%**    16.62%    42.10%   (12.46)%   (15.41)%   (10.58)%
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands).................     $268,033     $288,995  $256,564  $206,697   $217,065   $247,585
Ratio of Expenses to Average Net Assets (1)..............         1.00 %*      1.00%     1.00%     1.00 %     1.00 %     1.00 %
Ratio of Net Investment Income to Average Net Assets (1).         2.61 %*      1.44%     1.97%     1.32 %     1.24 %     1.07 %
Portfolio Turnover Rate..................................           17 %**       36%       43%       33 %       49 %       71 %
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets...............         1.04 %*      1.04%     1.04%     1.04 %     1.05 %     1.04 %
   Ratio of Net Investment Income to Average Net
    Assets...............................................         2.57 %*      1.40%     1.93%     1.28 %     1.19 %     1.03 %

 * Annualized.
** Not Annualized.
*** Per share amount, based on average shares outstanding, of transaction fees.
    These amounts represent proceeds from a 0.50% transaction fee on purchases and redemptions. Effective May 1, 2002, the purchase fee has been discontinued.
 + Per share amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period


                                                                                 Emerging Markets Fund
                                                          ------------------------------------------------------------------
                                                          Six Months Ended               Year Ended December 31,
                                                           June 30, 2005   -------------------------------------------------
                                                            (Unaudited)      2004      2003       2002      2001       2000
                                                          ---------------- --------  --------  --------   --------  --------
Net Asset Value, Beginning of Period.....................     $  10.05     $  10.40  $   6.80  $   6.94   $   6.97  $   9.80
                                                              --------     --------  --------  --------   --------  --------
Income from Investment Operations:
Net Investment Income....................................         0.13         0.15      0.11      0.04       0.09      0.02
Net Realized and Unrealized Gain (Loss)..................         0.04         1.95      3.60     (0.14)     (0.06)    (2.85)
                                                              --------     --------  --------  --------   --------  --------
  Total from Investment Operations.......................         0.17         2.10      3.71     (0.10)      0.03     (2.83)
                                                              --------     --------  --------  --------   --------  --------
Less Distributions from:
Net Investment Income....................................        (0.00)+      (0.14)    (0.11)    (0.04)     (0.07)    (0.01)
Capital Gains............................................        (0.43)       (2.33)       --        --         --        --
                                                              --------     --------  --------  --------   --------  --------
  Total Distributions....................................        (0.43)       (2.47)    (0.11)    (0.04)     (0.07)    (0.01)
                                                              --------     --------  --------  --------   --------  --------
Transaction Fees***......................................         0.06         0.02      0.00+     0.00+      0.01      0.01
                                                              --------     --------  --------  --------   --------  --------
Net Asset Value, End of Period...........................     $   9.85     $  10.05  $  10.40  $   6.80   $   6.94  $   6.97
                                                              ========     ========  ========  ========   ========  ========
Total Return.............................................         2.28%**     20.65%    54.61%    (1.46)%     0.62%   (28.80)%
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands).................     $322,480     $432,527  $534,538  $313,064   $250,157  $249,010
Ratio of Expenses to Average Net Assets (1)..............         1.25%*       1.25%     1.25%     1.25 %     1.25%     1.25 %
Ratio of Net Investment Income to Average Net Assets (1).         2.32%*       1.10%     1.42%     0.70 %     1.27%     0.23 %
Portfolio Turnover Rate..................................           26%**        41%       26%       37 %       25%       70 %
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets...............         1.39%*       1.35%     1.34%     1.34 %     1.36%     1.33 %
   Ratio of Net Investment Income to Average Net
    Assets...............................................         2.18%*       1.00%     1.33%     0.61 %     1.16%     0.15 %

 * Annualized.
** Not Annualized.
*** Per share amount, based on average shares outstanding, of transaction fees.
    These amounts represent proceeds from a 1.00% transaction fee on purchases and redemptions. Effective May 1, 2002, the purchase fee has been discontinued.
 + Per share amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout the Period

                                                                        International Growth Fund
                                                          -------------------------------------------------
                                                          Six Months Ended                     For the Period
                                                           June 30, 2005   For the Year Ended June 23, 2003+ to
                                                            (Unaudited)    December 31, 2004  December 31, 2003
                                                          ---------------- ------------------ -----------------
Net Asset Value, Beginning of Period.....................     $ 13.83           $ 12.41            $10.00
                                                              -------           -------            ------
Income from Investment Operations:
Net Investment Income....................................        0.09              0.04              0.01
Net Realized and Unrealized Gain (Loss)..................       (0.15)             1.63              2.52
                                                              -------           -------            ------
  Total from Investment Operations.......................       (0.06)             1.67              2.53
                                                              -------           -------            ------
Less Distributions from:
Net Investment Income....................................       (0.01)            (0.03)            (0.02)
Capital Gains............................................       (0.07)            (0.29)            (0.10)
                                                              -------           -------            ------
  Total Distributions....................................       (0.08)            (0.32)            (0.12)
                                                              -------           -------            ------
Transaction Fees***......................................        0.05              0.07                --
                                                              -------           -------            ------
Net Asset Value, End of Period...........................     $ 13.74           $ 13.83            $12.41
                                                              =======           =======            ======
Total Return.............................................       (0.06)%**         14.06%            25.28 %**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands).................     $83,002           $43,720            $8,665
Ratio of Expenses to Average Net Assets (1)..............        1.00 %*           1.00%             1.00 %*
Ratio of Net Investment Income to Average Net Assets (1).        1.73 %*           0.48%             0.10 %*
Portfolio Turnover Rate..................................          27 %**            41%               13%**
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets...............        1.24 %*           1.37%             2.21 %*
   Ratio of Net Investment Income to Average Net Assets..        1.49 %*           0.11%            (1.11)%*

 * Annualized.
** Not annualized.
*** Per share amount, based on average shares outstanding, of transaction fees.
    These amounts represent proceeds from a 0.50% transaction fee on purchases and redemptions, if applicable.
 + Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements

  June 30, 2005 (Unaudited)


Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2005, the Trust was comprised of three separate active, diversified portfolios (each individually referred to as a "Fund", collectively as the "Funds"). The International Value Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996. The International Growth Fund, also a Fund of the Trust, commenced operations on June 23, 2003.

The International Value Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The Emerging Markets Fund seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets. The International Growth Fund seeks to achieve high long-term total return through a policy of investing primarily in the equity securities of companies organized or located outside of the United States.

The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than the Funds' investments in developed markets. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

A. Accounting Policies: The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of the Funds' financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

1. Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest reported sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Certain events affecting the values of securities maintained in the Funds' portfolios might occur between the close of the foreign exchanges on which those securities principally trade and the time at which the daily net asset value for the Funds is determined. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price and not less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued at prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest reported sales price on the day of valuation. If there is no such reported sale, the latest reported bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are generally valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, unlisted foreign securities and those securities for which it is inappropriate to determine the prices in accordance with the above-stated procedures, are valued at fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees, although the actual calculations are done by others.

The fair value of a portfolio security is the price that the Funds might reasonably expect to receive upon its current sale. Under the Trust's fair valuation procedures, the Board of Trustees has delegated to Hansberger Global Investors, Inc., the Funds' Adviser, subject to the Board of Trustees' supervision and review, the responsibility to determine, in good faith, the fair value of only those securities for which market quotations are not readily available. Hansberger Global Investors, Inc. has established a Valuation Committee, which is responsible for complying with the Trust's fair value procedures and determining the fair value of each security for which market quotations are not readily available and for securities whose market quotations may not, in Hansberger Global Investors, Inc.'s opinion, reflect market value. With respect to the fair valuation of equity securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

As of June 30, 2005, approximately 0.0% of the market value of investments for the International Value Fund, 0.9% of the market value of investments for the Emerging Markets Fund, and 0.0% of the market value of investments for the International Growth Fund, were fair valued pursuant to procedures approved by the Board of Trustees.

In addition, the Trust employed a fair value pricing service on June 30, 2005. The fair value pricing service utilizes a model which takes into account market activity after the close of foreign markets and before the Funds calculate net asset value.

2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at current applicable foreign currency exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract on the date it is extinguished. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

At June 30, 2005, the Funds had no outstanding forward currency exchange contracts.

4. Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

In determining the daily net asset values, the Funds estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2004, the Funds had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of December 31, 2004, the Funds had no reserve related to taxes on the repatriation of foreign currencies.

At December 31, 2004, the International Value Fund had capital loss carryforwards to offset future capital gains of $19,934,619 which will expire December 31, 2010. During the year ended December 31, 2004, the International Value Fund and the Emerging Markets Fund utilized capital loss carryforward for the U.S. Federal income tax purposes of $23,747,436 and $6,287,895, respectively.

Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2004, the International Value Fund deferred to January 1, 2005, for U.S. federal income tax purposes, post October currency losses of $46,720. For the year ended December 31, 2004, the Emerging Markets Fund deferred to January 1, 2005, for U.S. federal income tax purposes, post October currency losses of $38,280. For the year ended December 31, 2004, the International Growth Fund deferred to January 1, 2005, for U.S. federal income tax purposes, post October currency losses of $1,452.

At June 30, 2005, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Funds were:

                                                                 Net
                                                              Unrealized
                                 Unrealized    Unrealized    Appreciation
     Fund              Cost     Appreciation (Depreciation) (Depreciation)
     ----          ------------ ------------ -------------- --------------
     International
      Value
      Fund........ $228,261,892 $43,604,226   $(5,579,450)   $38,024,776
     Emerging
      Markets
      Fund........  247,648,540  76,661,805    (5,686,641)    70,975,164
     International
     Growth
      Fund........   79,584,183   4,511,411      (788,126)     3,723,285

5. Distribution of Income and Gains: Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment for post-October 31 losses and foreign currency transaction losses which are not recognized for tax purposes until the first day of the following fiscal year. The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during 2004 and 2003 were as follows:

                               2004 Distributions    2003 Distributions
                             ----------------------- ------------------
                             Paid From   Paid From       Paid From
                             Ordinary    Long-term        Ordinary
        Fund:                 Income    Capital Gain       Income
        -----                ---------- ------------ ------------------
        International Value
         Fund............... $4,033,107 $        --      $3,989,505
        Emerging Markets
         Fund...............  5,011,469  80,431,284       5,364,889
        International Growth
         Fund...............    586,533     405,358          77,822

Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Permanent book and tax basis differences, if any, are not included in ending undistributed (overdistributed) net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to paid-in capital, undistributed (overdistributed) net investment income and accumulated net realized gain
(loss) on investments and foreign currency transactions. Undistributed (overdistributed) net investment income and accumulated net realized gain
(loss) may include temporary book and tax differences which should reverse in a subsequent period.

At December 31, 2004, the International Value Fund reclassified $238,893 from undistributed (overdistributed) net investment income to accumulated net realized gain (loss). The Emerging Markets Fund reclassified $203,390 from undistributed (overdistributed) net investment income to accumulated net realized gain (loss). The International Growth Fund reclassified $99,775 from undistributed (overdistributed) net investment income to accumulated net realized gain (loss). These reclassifications have no impact on the Funds' financial statements and are designed to present each Fund's capital account on a tax basis.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                       Undistributed Undistributed
                                         Ordinary      Long-term
              Fund:                       Income     Capital Gain
              -----                    ------------- -------------
              International Value Fund   $174,911     $        --
              Emerging Markets Fund...     19,440      13,198,944
              International Growth
               Fund...................    106,840         384,575

6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of reasonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt.

Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distributions for the Funds are recorded on the ex-date.

B. Adviser: Hansberger Global Investors, Inc. (the "Adviser"), a wholly-owned subsidiary of Hansberger Group, Inc., provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75%, 1.00% and 0.75% of average daily net assets of the International Value Fund, the Emerging Markets Fund and the International Growth Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Value Fund and the International Growth Fund and 1.25% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: J.P. Morgan Investor Services Co. (the "Administrator"), a subsidiary of J.P. Morgan Chase & Co., provides the Trust with administrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds' combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain employees of J.P. Morgan Investor Services Co. are officers of the Trust.

D. Custodian: JPMorgan Chase Bank serves as the Trust's custodian in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustees' Fees and Expenses: The Trust pays each Trustee, who is not also an officer or interested person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or interested persons receive no remuneration for their service as Trustees.

Expenses for the period ended June 30, 2005, include legal fees paid to Dechert LLP and Morgan, Lewis & Bockius LLP. A Trustee of the Trust was a partner of Morgan, Lewis & Bockius LLP until January 2002.

F. Purchases and Sales: For the period ended June 30, 2005, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

               Fund                       Purchases     Sales
               ----                      ----------- ------------
               International Value Fund. $47,814,104 $ 66,152,409
               Emerging Markets Fund....  94,440,468  218,305,345
               International Growth Fund  54,445,027   14,709,048

There were no purchases or sales of long-term U.S. Government securities during the period ended June 30, 2005.

G. Capital Share Transactions: Transactions in fund shares for the periods indicated below:

                                            International Value Fund
                                            ------------------------
                                             Six Months      Year
                                               Ended        Ended
                                              6/30/05      12/31/04
                                            -----------  -----------
           Shares sold.....................     729,917    3,280,203
           Shares issued on reinvestment of
            distributions..................      14,261      322,618
           Shares repurchased..............  (2,387,737)  (4,125,396)
                                            -----------  -----------
           Decrease........................  (1,643,559)    (522,575)
           Fund shares:
           Beginning of the period.........  24,444,073   24,966,648
                                            -----------  -----------
           End of the period...............  22,800,514   24,444,073
                                            ===========  ===========

                                              Emerging Markets Fund
                                            ------------------------
                                             Six Months      Year
                                               Ended        Ended
                                              6/30/05      12/31/04
                                            -----------  -----------
           Shares sold.....................   2,816,969    1,776,487
           Shares issued on reinvestment of
            distributions..................   1,311,452    8,484,893
           Shares repurchased.............. (14,445,145) (18,639,788)
                                            -----------  -----------
           Decrease........................ (10,316,724)  (8,378,408)
           Fund shares:
           Beginning of the period.........  43,042,523   51,420,931
                                            -----------  -----------
           End of the period...............  32,725,799   43,042,523
                                            ===========  ===========

                                            International Growth Fund
                                            ------------------------
                                             Six Months      Year
                                               Ended        Ended
                                              6/30/05      12/31/04
                                            -----------  -----------
           Shares sold.....................   2,920,043    2,392,388
           Shares issued on reinvestment of
            distributions..................      34,190       71,121
           Shares repurchased..............     (73,304)          --
                                            -----------  -----------
           Increase........................   2,880,929    2,463,509
           Fund shares:
           Beginning of the period.........   3,161,554      698,045
                                            -----------  -----------
           End of the period...............   6,042,483    3,161,554
                                            ===========  ===========

Shareholders entering after April 15, 1997, were charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee is 0.50% for the International Value Fund and the International Growth Fund, and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with exchanges from one Fund to another, certain other transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

Effective May 1, 2002, the purchase fee in connection with the International Value Fund and the Emerging Markets Fund has been discontinued. Effective July 5, 2005, the purchase fee for the International Growth Fund has been discontinued. The redemption fee for the International Value Fund, the Emerging Markets Fund and International Growth Fund remains in place.

On December 10, 2004, the Adviser reimbursed the Emerging Markets Fund $326,370 for transaction fees not collected in connection with certain purchases and redemptions of shares in a certain shareholder account during the period from approximately December 1998 to July 2004.

On February 25, 2005, the Funds' transfer agent reprocessed certain shareholder account transactions in the International Growth Fund. This reprocessing was necessary in order to properly deduct the 0.50% initial purchase fee on subscriptions into this Fund, as outlined above as well as in the Funds' prospectus, and to properly reflect subsequent purchase, exchange and dividend transactions in shareholder accounts that may have been incorrect. The effect of the aforementioned reprocessing is reflected in this report.

On April 12, 2005, the Board of Trustees served a claim on the Adviser and its transfer agent. The claim was made with respect to transaction fees not collected in connection with certain purchases and redemptions of shares in the International Value Fund and the Emerging Markets Fund. The claim related to uncollected transaction fees with respect to purchases and redemptions of shares dating back to approximately April 1997 when transaction fees were first put in place for the Funds.

As a result of this claim, certain shareholder accounts were adjusted in order to properly reflect the collection of these transaction fees. In addition, the Funds recorded receivables for transaction fees owed. As of June 30, 2005, receivables for transaction fees owed to the Funds' were $489,274 for the International Value Fund and $1,205,627 for the Emerging Markets Fund. These amounts are reflected as capital share transactions in the statements of changes in net assets herein.

On July 7, 2005, the Adviser funded the entire amount of these receivables for transaction fees owed to the Funds which in aggregate amounted to $1,694,901.

H. Other: As of June 30, 2005, the Funds had shareholders that held greater than 10% of outstanding shares. Investment activities of these shareholders could have a material impact on those Funds. The number of greater than 10% shareholders and aggregate percentage of shares held by such owners was as follows:

                                        Number of
                                       greater than   Percentage of
            Fund                     10% Shareholders   Ownership
            ----                     ---------------- -------------
            International Value Fund        2             39.6%
            Emerging Markets Fund...        3             53.1
            International Growth
             Fund...................        4             71.9

ITEM 2. CODE OF ETHICS.

Not Applicable to a semi-annual report for the fiscal period ended June 30, 2005.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable to a semi-annual report for the fiscal period ended June 30, 2005.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable to a semi-annual report for the fiscal period ended June 30, 2005.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable to a semi-annual report for the fiscal period ended June 30, 2005.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Item No. 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

        (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

        (a) The Code of Ethics: Not applicable to a semi-annual report for the fiscal period ended June 30, 2005.

        (b) (1) Certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with the Form N-CSR are attached hereto.

                (2) Certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 to be filed with the Form N-CSR are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger Institutional Series

By: /s/ Thomas L. Hansberger
    -------------------------------------
    Thomas L. Hansberger
    President and Chief Executive Officer
    September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas L. Hansberger
    -------------------------------------
    Thomas L. Hansberger
    President and Chief Executive Officer
    September 6, 2005

By: /s/ Thomas A. Christensen, Jr.
    -------------------------------------
    Thomas A. Christensen, Jr.
    Chief Financial Officer
    September 6, 2005